Exhibit 99.1

EXECUTION COPY

EXCEL CORPORATION

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 5, 2006 and entered into by and among Hexcel Corporation, a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (“Lenders”) and Deutsche Bank Trust Company Americas, as administrative agent for Lenders (“Administrative Agent”), and is made with reference to that certain Credit Agreement dated as of March 1, 2005 (the “Credit Agreement”), by and among Company, Lenders and Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) permit certain anticipated Asset Sales, (ii) increase the maximum Consolidated Capital  Expenditures Amount for both Fiscal Year 2006 and Fiscal Year 2007 and (iii) make certain other amendments as set forth below:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

1.1          Amendments to Section 1:  Definitions

Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions:

“Architectural Business” means the business owned and operated in France by Hexcel Reinforcements SAS commonly referred to as the “architectural business” and which consists of the design, manufacturing, marketing and sale of sun screens (PVC and PVC free), blackout screens, vertical and roller blinds and materials for acoustical ceilings (collectively, the “Architectural Products”), and which includes (i) a production activity carried out in the facilities of Decines, Les Avenières (Plant A) and in Hières-sur-Amby, France and (ii) a sales, marketing and administrative activity relating to the Architectural Products carried out at the headquarters of Hexcel Reinforcements SAS in Villeurbanne, France.  This includes the land and manufacturing facilities of Hexcel Reinforcements SAS located in Décines, France and the

Hexcel Reinforcements SAS manufacturing facility commonly referred to as “Plant A” and located in Les Avenières, France.

“Ballistics, Electronics and General Industrial Business” means (i) the development, manufacture and sale of specialty industrial fabrics (including laminated fabrics such as HexForm and ML micro-laminated fabrics) used in body armor and other ballistics applications, electronics applications and industrial applications as conducted at the Anderson, South Carolina and Statesville, North Carolina facilities of Hexcel Reinforcement Corp. (and prior to its closure, at the Washington, Georgia facility of Hexcel Reinforcements Corp.) and (ii) the distribution of certain specialty industrial fabrics to European electronics and industrial customers.  This includes the land and manufacturing facilities located at the Anderson, South Carolina and Statesville, North Carolina facilities of Hexcel Reinforcement Corp.

“First Amendment Effective Date” means the “First Amendment Effective Date” as defined in the First Amendment to this Agreement dated as of December 5, 2006.

“Specified Assets” means one or more of (i) the assets, properties, and rights of the Ballistics, Electronics and General Industrial Business, (ii) the assets, properties, and rights of the Architectural Business (including in the form of shares of a wholly-owned subsidiary of Hexcel Reinforcements SAS to which the Architectural Business is contributed), (iii) the membership interest in TechFab LLC held by CS Tech-Fab Holding, Inc., and (iv) the land and facilities of Hexcel Reinforcements Corp. located in Washington, Georgia.

1.2          Amendments to Section 2:  Amounts and Terms of Commitments and Loans

Subsection 2.4(B)(iii)(a)(1) is hereby amended by deleting it in its entirety and substituting the following therefore:

“(1)   No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale (other than any Asset Sale identified on Schedule 7.7), Company shall either (A) prepay the Loans and/or the Revolving Loan Commitment Amount shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds or (B), so long as no Potential Event of Default or Event of Default shall have occurred and be continuing and to the extent that aggregate Net Asset Sale Proceeds applied pursuant to this clause (B) from the Closing Date through the date of determination do not exceed $30,000,000, deliver to Administrative Agent an Officer’s Certificate setting forth (x) that portion of such Net Asset Sale Proceeds that Company or such Subsidiary intends to reinvest in equipment or other productive assets of the general type used in the business of Company and its Subsidiaries within 365 days of such date of receipt and (y) the proposed use of such portion of the Net Asset Sale Proceeds; provided, however, that, pending such reinvestment, such portion of the Net Asset Sale Proceeds not so used shall be applied to prepay outstanding Revolving Loans (without a reduction in the Revolving Loan Commitment Amount) to the full extent thereof (it being understood that no Letter of Credit shall be cash collateralized).  In addition, Company shall, no later than 365 days after receipt of such Net Asset Sale Proceeds that have not theretofore been applied to the Obligations or that have not been so reinvested as provided above, make an additional prepayment of the Loans (and/or the Revolving Loan Commitment Amount shall be permanently reduced) in the full amount of all such remaining Net Asset Sale Proceeds.”

1.3          Amendments to Section 7:  Company’s Negative Covenants

A.            Indebtedness.   Subsection 7.1 (v) of the Credit Agreement is hereby amended by deleting the reference to “$75,000,000” contained therein and substituting “$115,000,000” therefore.

B.            Investments; Acquisitions.   Subsection 7.3(vii) of the Credit Agreement is hereby amended by deleting the reference to “$75,000,000” contained therein and substituting “$115,000,000” therefore.

C.            Restriction on Fundamental Changes; Asset Sales.   Subsection 7.7 of the Credit Agreement is hereby amended by adding new subsection 7.7(xv) at the end thereof as follows:

“(xv) Company and its Subsidiaries may sell the Specified Assets in one or more transactions; provided that (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (as determined in good faith by the Company); (b) at least 75% of the consideration received shall be cash; (c) no Potential Event of Default or Event of Default shall have occurred or be continuing after giving effect thereto; and (c) the Net Asset Sale Proceeds arising therefrom are applied in accordance with subsection 2.4B(iii)(a)(1) (which provides, among other things, that the first $30,000,000 of such proceeds are subject to reinvestment rights). If the sale of the membership interest in TechFab LLC is consummated prior to the First Amendment Effective Date, from and after the First Amendment Effective Date, such sale shall be deemed to have been made under this subsection 7.7(xv).

D.            Consolidated Capital Expenditures.    Subsection 7.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefore:

“7.8        Consolidated Capital Expenditures.

Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the “Maximum Consolidated Capital Expenditures Amount”) set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (without giving effect to any adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year; provided, further, that, if at the end of any Fiscal Year the Consolidated Leverage Ratio is less than 2.0 to 1.0, the Maximum Consolidated Capital Expenditures Amount for the immediately succeeding Fiscal Year shall be increased by $50,000,000:

Fiscal Year	Maximum Consolidated Capital Expenditures
2005:	$75,000,000
2006:	$135,000,000
2007:	$150,000,000
2008 and each Fiscal Year thereafter:	$100,000,000”

Section 2.              CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A.            On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following:

1.         Executed copies of this Amendment; and

2.         Company shall pay to each Lender executing this Amendment on or before December 5, 2006, by 5:00 p.m., New York time, an amendment fee equal to .05% of the sum of such Lender’s Term Loan Exposure plus such Lender’s Revolving Loan Exposure.

B.            On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3.              COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A.            Corporate Power and Authority.  Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B.            Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C.            No Conflict.  The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any Loan Party, (ii) violate any provision of the Organizational Documents of Company or any Loan Party, (iii) violate any order, judgment or decree of any court or other Governmental Authority binding on Company or any Loan Party, (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any Loan Party, (v) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any Loan Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders) or (vi) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and disclosed in writing to Lenders and except, in the case of (i), (iii) and (iv), to the extent such violation or conflict could not reasonably be expected to result in a Material Adverse Effect.

D.            Governmental Consents.  The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E.             Binding Obligation.  This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.             Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.            Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.  MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.            Fees and Expenses.  Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E.             Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each guarantor listed on the signature pages hereof (“Guarantors”) hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty and the other Loan Documents to which it is a party shall not be impaired or affected and the applicable Guaranty or other Loan Document is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.  Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HEXCEL CORPORATION

By:	/s/ Stephen C. Forsyth
Name:	Stephen C. Forsyth
Title:	Executive Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:	/s/ Susan LeFevre
Name:	Susan LeFevre
Title:	Director

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

MACKAY SHORT DURATION ALPHA FUND

By:	MacKay Shields LLC
as Investment Advisor and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Senior Managing Director

NEW YORK LIFE INSURANCE COMPANY
(Guaranteed Products)

By:	MacKay Shields LLC
as Investment Advisor and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Senior Managing Director

GRANITE VENTURES I LTD.

By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

GRANITE VENTURES II LTD.

By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

GRANITE VENTURES III LTD.

By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

STONE TOWER CLO IV LTD.

By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

STONE TOWER CREDIT FUNDING I LTD.

By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

RAMPART CLO LTD.

By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
Name:	Michael W. Delpercio
Title:	Authorized Signatory

KKR FINANCIAL CLO 20005-1, Ltd.

By:	/s/ Morgan W. Falk
Name: Morgan W. Falk
Title: Authorized Signatory

PINEHURST TRADING INC.

By:	/s/ Kristi Milton
Name: Kristi Milton
Title: Assistant Vice President

BALLANTYNE FUNDING LLC

By:	/s/ Kristi Milton
Name: Kristi Milton
Title: Assistant Vice President

MERRILL LYNCH CAPITAL, A
DIVISION OF MERRILL LYNCH
BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Hal Stephens
Name: Hal Stephens
Title: Vice President

LOAN FUNDING VI LLC, For itself or as
agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

MONUMENT PARK CDO Ltd.

By: Blackstone Debt Advisors L.P., as
Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

LAFAYETTE SQUARE CDO Ltd.

By: Blackstone Debt Advisors L.P., as
Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

GENERAL ELECTRIC CAPITAL
CORPORATION

By:	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signatory

General Electric Capital Corporation, as
Administrator for, GE CFS Loan Holding
2006-2 LLC

By:	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signatory

General Electric Capital Corporation, as
Administrator for, GE CFS Loan Holding
2006-3 LLC

By:	/s/ Rebecca A. Ford
Name: Rebecca A. Ford
Title: Duly Authorized Signatory

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ John H. Costello
Name:	John H. Costello
Title:	Assistant Treasurer

NCRAM Senior Loan Trust 2005

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

Centaurus Loan Trust

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

NCRAM Loan Trust

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

The Foothill Group, Inc.

By:	/s/ Jeff Nikora
Name:	Jeff Nikora
Title:	Senior Vice President

WEBSTER BANK, N.A.

By:	/s/ Albert M. Schenck
Name:	Albert M. Schenck
Title:	Vice President

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor

By:
Name:
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE CDO III, LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE CDO VI LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE CDO VIII, LTD.

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

GRAYSON & CO

By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

THE NORIMOHUKIN BANK, NEW YORK BRANCH, THROUGH STATE STREET BANK AND TRUST COMPANY N.A. AS FIDUCIARY CUSTODIAN

By: EATON VANCE MANAGEMENT, ATTORNEY-IN-FACT

By:
Name:
Title:	Vice President

BIG SKY III SENIOR LOAN TRUST

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:
Title:	Vice President

WIND RIVER CLO II - TATE INVESTORS, LTD.

By: McDONNELL INVESTMENT
MANAGEMENT, LLC, AS MANAGER

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

NORTH FORK BUSINESS CAPITAL
CORPORATION

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Vice President

TRIMARAN CLO IV Ltd

By: TRIMARAN ADVISORS, L.L.C.

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

FIRST TRUST/FOUR COURNERS SENIOR FLOATING RATE INCOME FUND II, as Lender

By: Four Corners Capital Management,
LLC, as Sub-Advisor

By:	/s/ Dean Valentine
Name:	Dean Valentine
Title:	Senior Vice President

FORTRESS PORTFOLIO TRUST, as Lender

By: Four Corners Capital Management, LLC, as Investment Manager

By:	/s/ Dean Valentine
Name:	Dean Valentine
Title:	Senior Vice President

ING PRIME RATE TRUST

By: ING Investment Management Co., as its investment manager

By:	/s/ Mark F. Haak
Name:	Mark F. Haak, CFA
Title:	Vice President

ING SENIOR INCOME FUND

By: ING Investment Management Co., as its investment manager

By:	/s/ Mark F. Haak
Name:	Mark F. Haak, CFA
Title:	Vice President

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-fact

EAGLE LOAN TRUST

By: Stanfield Capital Partners, LLC, as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

FALL CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
Name:	Thomas N. Davis
Title:	Authorized Signor

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ James Balcom
Name:	James Balcom
Title:	Authorized Signatory

JUPITER LOAN FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

RZB Finance LLC

By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	Vice President

By:	/s/ Dan Dobrjanskyj
Name:	Dan Dobrjanskyj
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ James Travagline
Name:	James Travagline
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Karl Studer
Name:	Karl Studer
Title:	Director

By:	/s/ Bernhard Schmid
Name:	Bernhard Schmid
Title:	Assistant Vice President

WB LOAN FUNDING 1, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

BABSON CLO LTD. 2004-1
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Russell D. Morrison
Name:	Russell D. Morrison
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Russell D. Morrison
Name:	Russell D. Morrison
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Russell D. Morrison
Name:	Russell D. Morrison
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Kenneth S. Struglia
Name:	Kenneth S. Struglia
Title:	Managing Member

Harch CLO III, LTD

By:	/s/ Michael Lewitt
Name:	Michael Lewitt
Title:	Managing Member

SUNAMERICA LIFE INSURANCE COMPANY

By: AIG Global Investment Corp., Its Investment Advisor

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

GALAXY IV CLO, LTD.

By: AIG Global Investment Corp., Its Collateral Manager

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

NYLIM INSTITUTIONAL FLOATING RATE FUND L.P.

By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: New York Life Investment Management LLC, its Investment Manager

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Director

MAINSTAY FLOATING RATE FUND, A SERIES OF ECLIPSE FUNDS, INC.

By: New York Life Investment Management LLC

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ F. David Melka
Name:	F. David Melka
Title:	Director

SOVEREIGN BANK

By:	/s/ Thomas R. Creed
Name:	Thomas R. Creed
Title:	Senior Vice President and Regional Executive

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Andy Ballia
Name:	Andy Ballia
Title:	First Vice President

By:	/s/ Ronald Bongiovanni
Name:	Ronald Bongiovanni
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Lincoln Schoff
Name:	Lincoln Schoff
Title:	Senior Vice President

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

PUTNAM PREMIER INCOME TRUST

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President

PUTNAM VARIABLE TRUST-PVT DIVERSIFIED INCOME FUND

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	Vice President